UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-12

                               KNBT Bancorp, Inc.
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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        0-11.
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______________________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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______________________________________________________________________________




                  [Insert KNBT Bancorp, Inc. Letterhead]








                             March 31, 2006


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of KNBT Bancorp, Inc. The meeting will be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 4, 2006 at 9:00 a.m., Eastern Daylight Time.

     At the annual meeting, you will be asked to elect four (4) directors for a three-year term and ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. You may vote your shares by telephone or the Internet using the instructions on the enclosed proxy card (if these options are available to you) OR by marking, signing, and dating your proxy card today and returning it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of KNBT Bancorp, Inc. is sincerely appreciated.

                                         Very truly yours,


                                         /s/ Scott V. Fainor
                                         Scott V. Fainor
                                         President and Chief Executive Officer



                            KNBT BANCORP, INC.
                            90 Highland Avenue
                       Bethlehem, Pennsylvania 18017
                             (610) 861-5000
                          ____________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on May 4, 2006
                          ____________________

     Our annual meeting of shareholders will be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 4, 2006 at 9:00 a.m., Eastern Daylight Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect four (4) directors for a three-year term, and until their successors are elected and qualified;

     (2) To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

     (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

     Our shareholders of record as of the close of business on March 17, 2006, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

                                       By Order of the Board of Directors


                                       /s/ Michele A. Linsky
                                       Michele A. Linsky
                                       Corporate Secretary

Bethlehem, Pennsylvania
March 31, 2006




 _____________________________________________________________________________
| You are cordially invited to attend the annual meeting. It is important | | that your shares be represented regardless of the number you own. Even if | | you plan to be present you are urged to complete sign date and return the | | enclosed proxy promptly in the envelope provided or vote by telephone or | | the Internet if these options are available to you. If you attend the | | meeting you may vote either in person or by proxy. Any proxy given may be | | revoked by you in writing or in person at any time prior to the exercise |
| of the proxy.                                                               |
|_____________________________________________________________________________|

 _____________________________________________________________________________
|                                                                             |
|                            TABLE OF CONTENTS                                |
|_____________________________________________________________________________|

                                                                           Page

About the Annual Meeting of Shareholders................................     1

Information with Respect to Nominees for Director, Continuing
        Directors and Executive Officers................................     3

     Election of Directors (Proposal One)...............................     3

     Members of the Board of Directors Continuing in Office.............     4

     Executive Officers Who Are Not Directors...........................     5

     Committees and Meetings of the Board of Directors..................     7

     Directors Attendance at Annual Meetings............................     8

     Selection of Nominees for the Board................................     8

     Director Nominations...............................................     8

Management Compensation.................................................     9

     Summary Compensation Table.........................................     9

     Stock Options......................................................    10

     Employment Agreements..............................................    11

     Benefit Plans......................................................    13

     Director Compensation..............................................    14

     Indebtedness of Management and Related Party Transactions..........    14

     Compensation Committee Interlocks and Insider Participation........    14

Report of the Executive Compensation Committee..........................    15

     Compensation Philosophy and Strategy...............................    15

     Components of the Compensation Program.............................    16

     Deductibility of Executive Compensation............................    17

Report of the Audit Committee...........................................    18

Performance Graph.......................................................    19

Beneficial Ownership of Common Stock by Certain Beneficial Owners and
     Management.........................................................    20

     Section 16(a) Beneficial Ownership Reporting Compliance............    22

Ratification of Appointment of Independent Registered Public Accounting
     Firm (Proposal Two)................................................    22

     Audit Fees.........................................................    23

Shareholder Proposals, Nominations and Communications with the Board of
     Directors..........................................................    24

Annual Reports..........................................................    25

Other Matters...........................................................    25



                             PROXY STATEMENT
                                   OF
                            KNBT BANCORP, INC.

 _____________________________________________________________________________
|                                                                             |
|                ABOUT THE ANNUAL MEETING OF SHAREHOLDERS                     |
|_____________________________________________________________________________|

     This Proxy Statement is furnished to holders of common stock of KNBT Bancorp, Inc., the parent holding company of Keystone Nazareth Bank & Trust Company. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 4, 2006 at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about March 31, 2006.

What is the purpose of the Annual Meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of the appointment of our independent registered public accounting firm. In addition, management will report on the performance of KNBT Bancorp and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, March 17, 2006, are entitled to vote at the meeting. On the record date, we had 29,319,869 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy. Cumulative voting is not permitted for the election of directors.

How do I submit my proxy?

     After you have carefully read this proxy statement, if you are a shareholder of record, you may vote by attending the annual meeting and voting in person, as well as by appointing a proxy by telephone, via the Internet or by mail. Our telephone and Internet voting procedures are designed to authenticate shareholders. The telephone and Internet voting facilities will close at 3:00 A.M., Eastern Daylight Time, on May 4, 2006.

     * Voting by Telephone: You can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

     * Voting via the Internet: You can vote via the Internet by accessing the web site listed on your proxy card and following the instructions you will find on the web site. Internet voting is available 24 hours a day. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.


                                                                          1



     * Voting by Mail: If you choose to vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

     Participants in our Recognition and Retention Plan and/or our Employee Stock Ownership Plan will receive additional voting instruction cards for the common stock owned through these plans. These voting instruction cards will serve as your voting instructions for the trustees of the plans, and the common stock will be voted as you instruct. The deadline for voting your shares pursuant to the Employee Stock Ownership Plan is 3:00 A.M., Eastern Daylight Time, on April 27, 2006. Please be sure to vote all proxy and/or voting instruction cards you receive.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the annual meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the annual meeting.

If my shares are held in "street" name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the appointment of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are four ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to our Corporate Secretary, Ms. Michele A. Linsky, KNBT Bancorp, Inc., 90 Highland Avenue, Bethlehem, Pennsylvania 18017, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may vote on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted).

     * Fourth, you may attend the annual meeting and vote in person. Any earlier proxies will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.


                                                                          2


What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Grant Thornton LLP for the fiscal year ending December 31, 2006.

     If you provide specific voting instructions, your shares will be voted as instructed. If you hold shares in your name and sign and return a proxy card or vote by telephone or via the Internet without giving specific voting instructions, your shares will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The four nominees for director receiving the most "for" votes will be elected. The ratification of the appointment of our independent registered public accounting firm and any other proposal will require the affirmative vote of a majority of the votes cast on the proposal. Under the Pennsylvania Business Corporation Law, abstentions or broker non-votes are not counted as votes cast and accordingly, will have no effect on the vote to ratify the appointment of our independent registered public accounting firm.

 _____________________________________________________________________________
|                                                                             |
|             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,              |
|                CONTINUING DIRECTORS AND EXECUTIVE OFFICERS                  |
| ____________________________________________________________________________|

Election of Directors (Proposal One)

     Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.

     At the annual meeting, you will be asked to elect one class of directors, consisting of four directors, for a three-year term expiring in 2009 and until their successors are elected and qualified. Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Gausling and Stevens and Mesdames Holton and Thulin as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Each nominee currently serves as a director of us and of Keystone Nazareth Bank & Trust Company. In accordance with the terms of the merger agreement between Northeast Pennsylvania Financial Corp. and KNBT Bancorp, we elected Thomas L. Kennedy, former director of Northeast Pennsylvania Financial Corp. to the class of directors whose term expires at the 2007 Annual Meeting of Shareholders.


                                                                          3


     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues. Ages are reflected as of March 17, 2006. Where applicable, service as a director includes service as a director of Keystone Nazareth Bank & Trust Company.

         Nominees for Director for a Three-Year Term Expiring in 2009

                              Principal Occupation During the Past Five     Director
        Name           Age           Years/Public Directorships              Since
___________________  ______  ___________________________________________   _________
Michael J. Gausling    48    Managing Partner, Blue Star Partners,            2000
                             LLC, a private investment company,
                             Bethlehem, Pennsylvania, since July
                             2004; previously, President and Chief
                             Executive Officer, OraSure
                             Technologies, Inc., a medical
                             diagnostics company, from 2002 until
                             2004; previously, President and Chief
                             Operating Officer since September
                             2000; and prior thereto, Chairman,
                             President and Chief Executive Officer
                             of STC Technologies, Inc.

Donna D. Holton        60    President and Chief Operating                    2002
                             Officer, Turn of the Century
                             Solution, Inc., Glenmore,
                             Pennsylvania, an intellectual
                             property company, and Turn of the
                             Century Solution LLP.

Richard Stevens, III   73    Retired.  Former Chairman of the                 2003
                             Board of First Colonial and Nazareth
                             National Bank, Nazareth, Pennsylvania
                             from January 1999 to October 2003;
                             computer consultant for
                             rs3associates, a technology
                             consulting firm, Allentown,
                             Pennsylvania; former Division Manager
                             for Computer Aid, Inc., Allentown,
                             Pennsylvania.  Director of Eastern
                             Insurance Holdings, Inc., a life and
                             health insurance company, Lancaster,
                             Pennsylvania.

Maria Zumas Thulin     52    Executive Vice President, Arcadia                2003
                             Development Corporation, Bethlehem,
                             Pennsylvania, a real estate
                             development and management company,
                             since 1989.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                    Directors Whose Term Expires in 2007

                                 Principal Occupation During the Past Five     Director
        Name              Age            Years/Public Directorships              Since
___________________     ______  ___________________________________________   _________
Thomas L. Kennedy         61    President of the law firm of Kennedy &           2005
                                Lucadamo, P.C., Hazleton, Pennsylvania;
                                previously, Chairman of the Board and
                                General Counsel of Northeast
                                Pennsylvania Financial Corp. and First
                                Federal Bank from 1997 until its merger
                                with KNBT Bancorp in May 2005.

Christian F. Martin, IV   50    Chairman and Chief Executive Officer,            2003
                                C.F. Martin & Co., Inc., Nazareth,
                                Pennsylvania, a guitar manufacturer.



                                                                          4

              Directors Whose Term Expires in 2007 (continued)

                                 Principal Occupation During the Past Five     Director
         Name             Age            Years/Public Directorships              Since
___________________     ______  ___________________________________________   _________
R. Chadwick Paul, Jr.     52    Chief Executive Officer, Ben Franklin            1984
                                Technology Partners of Northeastern
                                Pennsylvania, Bethlehem, Pennsylvania,
                                a technology based economic development
                                company, since 2002; prior thereto,
                                private investor from 2000 to 2002;
                                previously, Vice President of Nextlink,
                                Wyomissing, Pennsylvania from 1997 to
                                2000.

Kenneth R. Smith          66    Retired; former Executive Director of            1999
                                Regional Affairs, Lehigh University;
                                prior thereto, Vice President, Lehigh
                                University; formerly Mayor of
                                Bethlehem.

R. Charles Stehly         49    Director of Business Relations,                  1988
                                Corporate Environments Group, an office
                                furniture company, Bethlehem,
                                Pennsylvania since 1996.

                   Directors Whose Term Expires in 2008

                                 Principal Occupation During the Past Five     Director
       Name               Age            Years/Public Directorships              Since
___________________     ______  ___________________________________________   _________
Scott V. Fainor           44    President and Chief Executive Officer            2003
                                of KNBT Bancorp and Keystone Nazareth
                                Bank since October 2003.  Prior
                                thereto, President and Chief
                                Executive Officer of First Colonial
                                and Nazareth National Bank, Nazareth,
                                Pennsylvania, from January 2002 to
                                October 2003; previously, Executive
                                Vice President, First Union from
                                January 2001 until January 2002 and
                                President of the Lehigh
                                Valley/Northeastern Pennsylvania
                                region, First Union from 1997 to
                                December 2000.

Jeffrey P. Feather        63    Chairman of the Board of KNBT Bancorp            1979
                                and Keystone Nazareth Bank.
                                Chairman, SunGard Pentamation, Inc.,
                                an administrative software and
                                processing services company,
                                Bethlehem, Pennsylvania; previously,
                                Chairman and Chief Executive Officer
                                of SunGard Pentamation, Inc.

Charles J. Peischl        61    Attorney in the law firm of Peters,              2003
                                Moritz, Peischl, Zulick & Landes,
                                LLP, Nazareth, Pennsylvania since
                                1973.

Executive Officers Who Are Not Directors

     Set forth below is the information with respect to the principal occupations during the last five years for the eight executive officers of Keystone Nazareth Bank & Trust Company who do not also serve as directors. Mr. Sobol also serves as an officer of KNBT Bancorp. Ages are reflected as of March 17, 2006.



       Name              Age    Principal Occupation During the Past Five Years
___________________    ______  ________________________________________________

Eugene T. Sobol(1)       61    Senior Executive Vice President, Chief
                               Financial Officer and Treasurer of KNBT
                               Bancorp and Keystone Nazareth Bank since June
                               2005.  Previously, Senior Executive Vice
                               President, Chief Operating Officer, Chief
                               Financial Officer and Treasurer of KNBT
                               Bancorp and Keystone Nazareth Bank since
                               November 2003.  Prior thereto, Senior
                               Executive Vice President, Chief Operating
                               Officer and Treasurer of KNBT Bancorp since
                               May 2003 and Keystone Nazareth Bank
                               (formerly, Keystone Savings Bank) since
                               February 2003; previously, Executive Vice
                               President, Chief Financial Officer and
                               Treasurer of Keystone Savings Bank from
                               February 1998 to February 2003.



                                                                          5


       Name              Age    Principal Occupation During the Past Five Years
___________________    ______  ________________________________________________

Sandra L. Bodnyk(1)      54    Executive Vice President and Chief Risk
                               Officer for Keystone Nazareth Bank since May
                               2005; prior thereto, Executive Vice President and Chief Credit Officer for Keystone
                               Nazareth Bank since May 2004; previously,
                               Senior Vice President, Group Manager,
                               Business Banking, Wachovia Bank, N.A. for twenty-two years.

John T. Andreacio(1)     43    Executive Vice President of Keystone Nazareth
                               Bank and Regional President, Northeast
                               Pennsylvania, since April 2005; prior
                               thereto, Consultant and Partner, TRAXI LLC,
                               New York, New York, from September 2000 to
                               April 2005; previously, Senior Vice President of Commercial Banking, First Union from 1997 to 2000.

Deborah R. Goldsmith(1)  56    Executive Vice President, Retail Lending and
                               Administration of Keystone Nazareth Bank since May 2005; previously, Senior Vice
                               President, Administration and Strategic
                               Planning of Keystone Nazareth Bank (formerly,
                               Keystone Savings Bank) since 2001, prior thereto Vice President of Merchants National
                               Bank, Bangor, Pennsylvania from June 2000 to
                               July 2001; previously, Senior Regional
                               Manager, Summit Bank, Bethlehem,
                               Pennsylvania.

David B. Kennedy(1)      44    Executive Vice President, Regional President
                               of Greater Lehigh Valley, since May 2005;
                               previously, Senior Vice President, Corporate
                               & Private Banking of Keystone Nazareth Bank since November 2003; prior thereto, Senior
                               Vice President, Business Banking and
                               Commercial Lending for Nazareth National Bank from September 2001 to October 2003;
                               previously, Senior Vice President and Sector
                               Manager of Summit Bank, Princeton, New Jersey from 1999 to 2001.

Carl F. Kovacs(1)        55    Executive Vice President and Chief
                               Information Officer of Keystone Nazareth Bank since May 2005; previously, Senior Vice
                               President and Chief Information Officer of
                               Keystone Nazareth Bank since November 2003;
                               prior thereto, Senior Vice President,
                               Information Technology and General Operations for Nazareth National Bank from December 2002 to October 2003 and Senior Vice President of
                               Strategic Planning and Internal Compliance from January 2002 to December 2002;
                               previously, Site Manager, Aurum Technology
                               Bank Service Bureau, Plano, Texas from 2001 to 2002; and Vice President, First Union
                               Bank, Charlotte, North Carolina from 1997 to
                               2001.

G. Allen Weiss(1)        60    Executive Vice President, President - Wealth
                               Management Group, a division of Keystone
                               Nazareth Bank, since February 2006; prior thereto, President, Paragon Group Inc. and
                               Chairman of the Board and Chief Executive
                               Officer of The Trust Company of Lehigh Valley from 1995 until its merger with Keystone
                               Nazareth Bank in February 2006.

Joseph F. McDonald       52    Senior Vice President and Comptroller of
                               Keystone Nazareth Bank since November 2003;
                               prior thereto, Comptroller of Keystone
                               Savings Bank since April 2001; previously,
                               Treasury Manager, City of Allentown,
                               Allentown, Pennsylvania.

William Starosta         60    Senior Vice President, Finance for Keystone
                               Nazareth Bank since January 2005; prior
                               thereto, Vice President of Keystone Nazareth
                               Bank since May 2004; previously, Executive
                               Vice President of Lafayette Ambassador Bank,
                               Easton, Pennsylvania.

__________________

(1) Senior executive management member of Keystone Nazareth Bank's Office of the President.


                                                                          6


Committees and Meetings of the Board of Directors

     During the fiscal year ended December 31, 2005, the Board of Directors of KNBT Bancorp met ten times. No director of KNBT Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has served as a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Feather, Gausling, Kennedy, Martin, Paul, Peischl, Smith, Stehly and Stevens and Mesdames Holton and Thulin are independent directors.

     Membership on Certain Board Committees. The Board of Directors of KNBT Bancorp has established an Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and Executive Compensation Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

                                                                   Nominating
                                                   Executive      and Corporate
   Directors              Audit     Executive     Compensation      Governance
_______________________  _______  _____________  ______________  ______________

Jeffrey P. Feather.....                **              **                **
Scott V. Fainor........                *
Michael J. Gausling....    **          *               *                 *
R. Chadwick Paul, Jr...    *           *               *                 *
Kenneth R. Smith.......                *               *                 *
R. Charles Stehly......    *
Richard Stevens, III...    *           *               *                 *
Maria Z. Thulin........    *

______________________

*    Member.
**   Chair.

     Audit Committee. The Audit Committee reviews with management and the independent registered public accounting firm, the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors KNBT Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of five directors, all of whom are independent directors as defined in the Nasdaq's listing standards. Mr. Michael J. Gausling, the former Chief Executive Officer of OraSure Technologies, Inc., a publicly-traded medical diagnostics company, has been designated as our Audit Committee financial expert by the Board of Directors. The Audit Committee of KNBT Bancorp meets quarterly, and additionally as needed, and met six times in 2005. The Audit Committee of KNBT Bancorp has adopted a charter which is reviewed annually and was attached as Appendix A to the proxy statement for the 2004 Annual Meeting of Shareholders.

     Executive Committee. The Executive Committee is empowered to act in place of the full Board, with certain exceptions, between meetings of the full Board and acts as the primary contact between the Board and senior management. The Executive Committee's functions include, but are not limited to policy, interest rate risk, investment portfolio and peer data review, and strategic planning and initiatives. The Executive Committee serves as a pre-review forum for major projects, contracts and decisions, prior to presentation to the Board. The Executive Committee meets monthly, other than in February of each year, and additionally as needed, and met 11 times in 2005.



                                                                          7


     Executive Compensation Committee. It is the responsibility of the Executive Compensation Committee to recommend the compensation of the Chief Executive Officer, the Chief Financial Officer and the other members of the Office of the President for approval by KNBT Bancorp's full Board. The Executive Compensation Committee met eight times in fiscal 2005. The report of the Executive Compensation Committee is set forth below on page 15.

     Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to recommend nominees to the Board and consider candidates for election. The members of the committee are independent directors, as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee met three times in 2005. The committee's charter is available in the Corporate Governance section of our website at www.knbt.com.

Directors Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. All of our directors attended the 2005 Annual Meeting of Shareholders.

Selection of Nominees for the Board

     The Nominating and Corporate Governance Committee considers candidates for director suggested by its members and other directors of KNBT Bancorp, as well as management and shareholders. The Nominating and Corporate Governance Committee also may solicit prospective nominees identified by it. Nominees for election as director also may be obtained in connection with our acquisitions. We may retain qualified directors of acquired companies who have a proven record of performance and can assist us in expanding into new markets and areas. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provision of KNBT Bancorp's Bylaws relating to shareholder nominations, which is described under "Shareholder Proposals, Nominations and Communications with the Board" below on page 24. The Nominating and Corporate Governance Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

Director Nominations

     The Nominating and Corporate Governance Committee has adopted a written charter which sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an "audit committee financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination or election to the Board of Directors.


                                                                          8

 ____________________________________________________________________________
|                                                                            |
|                          MANAGEMENT COMPENSATION                           |
|____________________________________________________________________________|

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by Keystone Nazareth Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the years ended December 31, 2005, 2004 and 2003, to the President and Chief Executive Officer and the four other officers of Keystone Nazareth Bank whose salary plus bonus exceeded $100,000 in 2005.

                                                                                    Long-Term Compensation
                                                                          _________________________________________
                                                     Annual                          Awards               Payouts
                                                                         ____________________________   ___________
                                                 Compensation(1)          Restricted      Securities                  All Other
                                              _____________________         Stock         Underlying        LTIP       Compen-
 Name and Principal Position         Year      Salary     Bonus(2)        Award(s)($)     Options(#)       Payouts    sation(6)
______________________________      ______    ________   __________      _____________  _____________   ___________  ___________

Scott V. Fainor, President and       2005     $380,000    $ 21,900       $       --         40,000       $     --       $15,285
  Chief Executive Officer            2004      335,000     195,000               --        250,000             --        16,659
                                     2003       55,833          --               --             --             --         2,250

Eugene T. Sobol, Senior Executive    2005      240,000      14,400               --         17,500             --        15,359
  Vice President, Chief Financial    2004      220,000     125,000        1,650,000(4)     100,000             --        66,659
  Officer and Treasurer(3)           2003      211,059     250,000               --             --        104,300(5)      6,922

Sandra L. Bodnyk, Executive Vice     2005      184,919      44,500               --          7,500             --         6,561
  President, Chief Risk Officer      2004      103,573      40,000          165,000(4)      10,000             --            --
                                     2003          n/a         n/a              n/a            n/a            n/a           n/a

David B. Kennedy, Executive Vice     2005      164,712      39,375               --          7,500             --        10,406
  President, Regional President of   2004      140,356      47,500               --         25,000             --         9,181
  Greater Lehigh Valley              2003       17,335      20,000               --             --             --         1,120

Deborah R. Goldsmith, Executive      2005      134,077      31,500               --          7,500             --        12,245
  Vice President, Retail Lending     2004      118,939      45,000          247,500(4)      25,000             --         8,536
  and Administration(3)              2003      111,192       6,000               --             --         15,600(5)      4,499

_____________________

(1) Keystone Nazareth Bank provides various miscellaneous benefits to the named executive officers. The costs of providing such benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each of such individuals.

(2) Represents bonuses earned in 2005 and 2004 which were paid in 2006 and 2005, respectively. With respect to 2003, the bonuses for such year were paid in 2003.

(3) Some or all of such amounts reported as salary, bonus and long-term compensation for Mr. Sobol and Ms. Goldsmith were deferred pursuant to Keystone Nazareth Bank's Deferred Compensation Plan.

(4) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2004 Recognition Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are paid to the recipient as soon as practicable after receipt by the trust. As of December 31, 2005, Mr. Sobol and Mesdames Bodnyk and Goldsmith had 80,000 shares, 8,000 shares and 12,000 shares, respectively, of unearned restricted stock, which had fair market values of $1,303,200, $130,320 and $195,480, respectively, at such date.

(5) Represents payment in full settlement of Mr. Sobol's and Ms. Goldsmith's interests in the Keystone Performance Unit Plan.

(6) Under Keystone Nazareth Bank's 401(k) plan for fiscal 2005, $6,300, $6,300, $1,647, $1,986 and $3,600 was allocated to the accounts of Messrs. Fainor, Sobol and Kennedy and Mesdames Bodnyk and Goldsmith, respectively, and $8,985, $9,059, $8,759, $4,575 and $8,645, representing the fair value at December 31, 2005 of the shares allocated to Messrs. Fainor, Sobol and Kennedy and Mesdames Bodnyk and Goldsmith, respectively, pursuant to the ESOP in 2005.


                                                                          9

Stock Options

                 Stock Option Grants During Fiscal Year 2005

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to stock options granted during fiscal 2005. All such options vest pro rata over a five year period for the named executive officers, other than Mr. Fainor whose options vest over an eight year period.

                                                         Individual Grants
                             ______________________________________________________________________
                              Number of
                              Securities    Percent of Total
                              Underlying    Options Granted                                           Grant Date
                               Options      to Employees in      Exercise Price                        Present
         Name                  Granted        Fiscal Year          ($/Sh)(1)       Expiration Date    Value $(2)
_________________________    ___________  ___________________  _________________  _________________  ____________
Scott V. Fainor..........      40,000            23.8%               $15.84            1/24/2015       $190,000

Eugene T. Sobol..........      17,500            10.4                 15.84            1/24/2015         74,375

Sandra L. Bodnyk.........       7,500             4.5                 15.84            1/24/2015         31,875

David B. Kennedy.........       7,500             4.5                 15.84            1/24/2015         31,875

Deborah R. Goldsmith.....       7,500             4.5                 15.84            1/24/2015         31,875

___________________

(1) The exercise price was based on KNBT Bancorp's market price of the common stock on the date of the grant.

(2) The present value of the options granted was estimated to be $4.75 per share for Mr. Fainor and $4.25 per share for each other named executive officers using the Black-Scholes pricing model. Under such analysis, for Mr. Fainor and for the other executive officers, the risk-free interest rate was assumed to be 4.06% and 3.90%, respectively, and the expected life of the options to be nine years and seven years, respectively. For all option grants, the expected volatility was assumed to be 25.0% and the dividend yield to be 2.0% per share.

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

     The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to option exercises, the number of options held at the end of the fiscal year ended December 31, 2005, and the value with respect thereto.

                                                           Number of Securities Underlying      Value of Unexercised In The
                                                            Unexercised Options at Fiscal       Money Options at Fiscal Year
                                                                     Year End(#)                           End(1)
                           Shares Acquired     Value      _________________________________  __________________________________
         Name              on Exercise(#)     Realized      Exercisable     Unexercisable      Exercisable       Unexercisable
______________________    _________________  __________   ______________  _________________  _______________   ________________

Scott V. Fainor.........       17,656         $180,444        317,919          258,750           $3,037,190        $18,000

Eugene T. Sobol.........           --               --         20,000           97,500                   --          7,875

Sandra L. Bodnyk........           --               --          2,000           15,500                   --          3,375

David B. Kennedy........           --               --          5,000           27,500                   --          3,375

Deborah R. Goldsmith....           --               --          5,000           27,500                   --          3,375

_________________

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at December 30, 2005 ($16.29) and the exercise price of the options.


                                                                         10


Employment Agreements

     Keystone Nazareth Bank and KNBT Bancorp entered into employment agreements with Messrs. Fainor and Sobol in March 2003. Effective December 31, 2004, the employment agreements were amended solely to change the effective date from October 31, 2003 to December 31, 2004. Mr. Fainor's employment agreement has a term of three years. On each annual anniversary date of the effective date of the employment agreement, the term will be extended for one additional year thereafter unless either KNBT Bancorp or Keystone Nazareth Bank, on the one hand, or Mr. Fainor on the other, gives notice 30 days prior to the annual anniversary date that the term will not be extended. Extension of the term also will cease automatically if Mr. Fainor's employment with either KNBT Bancorp or Keystone Nazareth Bank is terminated for any reason. Mr. Fainor's employment agreement provides that he will serve as the President and Chief Executive Officer of KNBT Bancorp and Keystone Nazareth Bank during the term of his employment agreement. As President and Chief Executive Officer, he will have the authority and responsibilities prescribed by KNBT Bancorp's and Keystone Nazareth Bank's Bylaws and that are customary for such positions.

     Under the terms of the employment agreement, Mr. Fainor receives a base salary and is also entitled to participate in KNBT Bancorp's and Keystone Nazareth Bank's discretionary bonuses, benefit plans and programs, receive an automobile allowance and reimbursement of country club dues. The terms of Mr. Fainor's employment agreement provide that payments will be allocated between KNBT Bancorp and Keystone Nazareth Bank in proportion to the level of activity and the time expended on such activities by Mr. Fainor. In no event, however, would he receive duplicate payments or benefits from KNBT Bancorp and Keystone Nazareth Bank.

     In the event that, during the term of his employment agreement, Mr. Fainor's employment is terminated by KNBT Bancorp or Keystone Nazareth Bank without cause or for other than death or disability, or if Mr. Fainor resigns within six full calendar months following the occurrence of any of the reasons specified below, he will be entitled to receive certain liquidated damages. These include: earned but unpaid base salary; benefits as to which he is entitled under plans maintained by KNBT Bancorp and Keystone Nazareth Bank through the date of termination; and continued group life, health, dental, accident and disability benefits for the period of the remaining term of his employment agreement, but not more than two years.
Such remaining term is referred to as the Coverage Period. Mr. Fainor would also be entitled to: a cash lump sum payment to compensate him for the loss of salary, on a present value basis; cash bonus and incentive compensation; a cash lump sum payment equal to the excess, if any, of the present value of the benefits to which Mr. Fainor would be entitled under qualified and non-qualified pension plans if he had continued to be employed during the Coverage Period over the present value of the benefits to which he is actually entitled under such defined benefit pension plan as of the date his employment terminates; and a cash lump sum payment equal to the additional employer contributions under qualified and non-qualified defined contribution plans, on a present value basis, to which Mr. Fainor would have been entitled had he continued to be employed during the Coverage Period. In addition, for the first year following the date on which his employment terminates, Mr. Fainor will be reimbursed for reasonable expenses incurred by him in searching for new employment not to exceed $75,000. To the extent that Mr. Fainor earns salary, cash bonus or incentive compensation, fees or comparable fringe benefits from another employer during this period and a change in control of KNBT Bancorp has occurred within one year of the date of Mr. Fainor's termination, the liquidated damages for loss of this type of compensation will be subject to repayment by Mr. Fainor. In addition, if Mr. Fainor surrenders his then outstanding options and shares of restricted stock within 30 days of the termination of his employment, KNBT Bancorp and Keystone Nazareth Bank will pay him the value of the excess of the fair market value of the KNBT Bancorp common stock covered by options granted to him over the exercise price of his outstanding options and the fair market value of his shares of restricted stock.


                                                                         11


     The reasons specified in Mr. Fainor's employment agreement that would justify his resigning and receiving the liquidated damages described above are: a material breach of the agreement by KNBT Bancorp or Keystone Nazareth Bank, including a reduction in his salary or a material reduction in his fringe benefits, and such breach remains uncured after 30 days written notice; a failure to appoint him to the positions in which he has a right to serve under his employment agreement; and a failure to vest in him the authority and responsibilities associated with those positions and such failure is not cured after 30 days written notice. In addition, Mr. Fainor would be entitled to liquidated damages if there is: a change in his principal place of employment to a location more than 25 miles from KNBT Bancorp's and Keystone Nazareth Bank's current corporate headquarters in Bethlehem, Pennsylvania; the liquidation, dissolution, bankruptcy or insolvency of KNBT Bancorp or Keystone Nazareth Bank; KNBT Bancorp's or Keystone Nazareth Bank's notice to him that the employment period is not being extended as of any annual anniversary date of the agreement; or a termination of his employment by KNBT Bancorp or Keystone Nazareth Bank for other than cause, voluntary resignation or retirement, death or disability.

     If a change in control, as defined in the employment agreement, of KNBT Bancorp occurs prior to the end of the term of his employment agreement, Mr. Fainor will be entitled to receive, in addition to any liquidated damages due to Mr. Fainor as described above, a severance benefit in a lump sum payment equal to the greater of (1) the salary and cash bonus or incentive compensation he would have received if his employment had continued until the expiration of the term of his employment agreement or (2) three times his average annual gross income from KNBT Bancorp, Keystone Nazareth Bank or either entity's predecessors during the past five full calendar years before the change in control less $1.00. In the event that due to a change in control, any amount paid or payable to Mr. Fainor is subject to the 20% excise tax under Section 4999 of the Internal Revenue Code, Mr. Fainor will be entitled to an additional payment such that on an after-tax basis, he is indemnified for the excise tax.

     Mr. Fainor's employment agreement contains a covenant not to compete, under which he agrees that if his employment terminates before the expiration of the term of his employment agreement other than a termination within 30 days of a change in control of KNBT Bancorp, he will not compete with Keystone Nazareth Bank in any county in which KNBT Bancorp or Keystone Nazareth Bank maintains an office as of the date of Mr. Fainor's termination until the expiration of the earlier of two years from the date on which his employment terminates or the date on which the term of his employment agreement would otherwise expire. In addition, for two years after his employment terminates, he agrees to not solicit Keystone Nazareth Bank's customers or solicit its employees to accept other employment in the counties where KNBT Bancorp or Keystone Nazareth Bank maintains an office as of the date of Mr. Fainor's termination.

     In June 2005, the Board of Directors of KNBT Bancorp approved an amendment to the employment agreement with Mr. Sobol to reflect the change in Mr. Sobol's duties from Senior Executive Vice President and Chief Operating Officer to Senior Executive Vice President, Chief Financial Officer and Treasurer. The provisions of Mr. Sobol's contract, including the non-duplication provisions, non-compete provisions and payment upon a change in control of KNBT Bancorp, are substantially identical to Mr. Fainor's.

     Because the amount of the payments and benefits that could constitute a parachute payment under the employment agreements is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to Messrs. Fainor and Sobol. Such payments may tend to discourage takeover attempts by increasing the costs to be incurred in the event of a takeover.

     On November 14, 2005, Keystone Nazareth Bank entered into an employment agreement with G. Allen Weiss, former President of Paragon Group, Inc., to be effective on the date Paragon was acquired


                                                                         12


by Keystone Nazareth Bank, February 28, 2006. The employment agreement provides that Mr. Weiss will serve as President of the KNBT Wealth Management Division of Keystone Nazareth Bank for an initial term of three years (which term will be extended for additional 12 month periods, unless prior notice to the contrary is given). The employment agreement provides for an initial base salary of $160,000 and a grant of 10,000 stock options to acquire common stock of KNBT Bancorp. In addition, pursuant to the employment agreement, on February 28, 2006, Mr. Weiss became entitled to a lump-sum payment in the amount of $240,086 in payment of his agreement to not compete and to not solicit customers and employees during certain specified periods under the employment agreement. In the event of a change in control, as defined in the employment agreement, Mr. Weiss will receive a lump-sum severance benefit equal to 24 months of his then current base salary.

Benefit Plans

     Retirement Plan. Keystone Nazareth Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code. In connection with the conversion of Keystone Savings Bank in October 2003, we determined to freeze the future accrual of benefits under the retirement plan due to the adoption or amendment of other qualified employee benefit plans and as a result ceased admission of any new participants after September 2003. Employees became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service. For purposes of the retirement plan, an employee earned one year of eligibility service when he completed 1,000 hours of service within a one-year eligibility computation period. An employee's first eligibility computation period was the one-year period beginning on the employee's date of hire. Subsequent eligibility computation periods began on January 1 and ended on December 31.

     The retirement plan provides for a monthly benefit upon a participant's retirement at the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date"). A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 55 and is partially or fully vested under the terms of the retirement plan. Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65). Two of our named executive officers participate in the retirement plan, Mr. Sobol and Ms. Goldsmith, whose annual benefits payable upon retirement at age 65 are projected to be $17,762 and $1,983, respectively.

     Deferred Compensation and Supplemental Executive Retirement Plans. Keystone Nazareth Bank maintains a Deferred Compensation Plan and related Supplemental Executive Retirement Plan for the benefit of certain executive officers. As of December 2005, no further deferrals are permitted under these plans. The current executive officers who participated in the deferred compensation and supplemental executive retirement plans are Mr. Sobol and Ms. Goldsmith. There were no KNBT Bancorp contributions to these plans in fiscal 2005. The assets of the plans are held in a combined trust. In addition, Keystone Nazareth Bank continues to maintain a deferred compensation plan assumed in the merger of First Colonial with KNBT Bancorp. No further deferrals are permitted under such plan.

     Executive Annual Incentive Plan. Under the terms of the Executive Annual Incentive Plan, the Executive Compensation Committee establishes a performance matrix for each participant which sets forth the quantitative measures used to determine the amount of a participant's possible bonus, the relative weight accorded each quantitative measure, the minimum and maximum amount of the participant's bonus as a percentage of his base salary as in effect at the beginning of the fiscal year with respect to each quantitative measure and the minimum threshold targets necessary to be achieved in order for any bonus


                                                                         13


to be awarded. For fiscal year 2006, the Executive Compensation Committee established targets for the Chief Executive Officer and Chief Financial Officer based on KNBT Bancorp's (i) earnings per share, as calculated in accordance with the terms of the Executive Annual Incentive Plan; (ii) efficiency ratio; and (iii) return on average equity. It is expected that the Executive Compensation Committee will also establish targets for the members of the Office of the President for fiscal 2006.

Director Compensation

     Our independent directors received a fee of $1,700 for each regularly scheduled monthly and special Board meeting attended during 2005. In addition, Mr. Feather received an additional $900 for each regularly scheduled monthly and special Board meeting for service as the Chairman of the Board, as well as fees for attending meetings of the Audit Committee. During 2005, committee members received a fee of $700 for each committee meeting attended, with the Chairman of each committee receiving an additional $300 per committee meeting attended. Directors currently do not receive additional fees for service as directors of KNBT Bancorp.

     2004 Stock Option Plan and 2004 Recognition Plan. The Board of Directors of KNBT Bancorp adopted the 2004 Stock Option Plan and 2004 Recognition Plan on February 23, 2004. The plans were approved by our shareholders at the 2004 Annual Meeting of Shareholders. We granted to each of the then current members of the Board non-statutory options to purchase 25,000 shares of common stock at an exercise price of $16.50 per share, the fair market value of the shares of common stock underlying such option on the date the option was granted.
Such options vest at a rate of 12.5% per year commencing one year from the date of grant. Pursuant to the 2004 Recognition Plan, we granted to each of Messrs. Gausling and Smith and Ms. Holton 20,200 shares, Mr. Feather 40,402 shares, Mr. Paul 30,302 shares and Mr. Stehly 25,252 shares of restricted stock that vest at a rate of 20% per year from the date of grant.

     Deferred Compensation Plan. We also maintain a deferred compensation program for the benefit of our directors. As of December 2005, no further deferrals are permitted under this plan. The participants have the right under the program to direct the investment of their deferred fees held in the plan.

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, Keystone Nazareth Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     Determinations regarding compensation of KNBT Bancorp's President and Chief Executive Officer and our Senior Executive Vice President, Chief Financial Officer and Treasurer as well as the members of the Office of the President are established by KNBT Bancorp's Executive Compensation Committee. Messrs. Gausling, Paul, Smith, Stevens and Feather who is Chairman, serve as members of the Executive Compensation Committee.

     No person who served as a member of the Executive Compensation Committee during 2005 was a current or former officer or employee of KNBT Bancorp or Keystone Nazareth Bank or engaged in


                                                                         14


certain transactions with KNBT Bancorp or Keystone Nazareth Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2005, which generally means that no executive officer of KNBT Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Executive Compensation Committee of KNBT Bancorp.

 ___________________________________________________________________________
|                                                                           |
|               REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE              |
|___________________________________________________________________________|

     The Executive Compensation Committee of the Board of Directors is responsible for developing compensation policies and for setting the compensation for the Chief Executive Officer and Chief Financial Officer, who also serve in the same positions with KNBT Bancorp's subsidiary, Keystone Nazareth Bank, as well as the members of the Office of the President of Keystone Nazareth Bank. Executive officers of KNBT Bancorp who hold identical positions with Keystone Nazareth Bank do not receive additional compensation for service as officers of KNBT Bancorp. All determinations made by the Executive Compensation Committee are presented to and approved by the Board of Directors.

     The components of compensation include salaries, bonuses, equity grants or awards under our stock option plan and recognition and retention plan, employee stock ownership plan and 401(k) plan. The basis for determining contributions to the accounts of executive officers, including our Chief Executive Officer and Chief Financial Officer, as well as the members of the Office of the President, in the employee stock ownership plan and 401(k) plan are the same as for all other participants in those plans.

     As more fully described below, as part of the process of establishing the appropriate levels of compensation for our Chief Executive Officer and Chief Financial Officer, the Executive Compensation Committee also considers the objectives and performance of KNBT Bancorp, reviews the individual performance and level of responsibility of each of such executive officers and takes into account executive compensation practices at comparable financial institutions.

Compensation Philosophy and Strategy

     Our philosophy is to align executive compensation with the interests of our stockholders and to determine the components of executive compensation which we believe will be best suited to accomplish the following objectives:

     * to attract, retain and motivate a highly competent executive team;

     * to reward executives for enhancement of shareholder value as reflected in, among other things, our annual earnings performance and the market price of our common stock;

     * to balance rewards for accomplishments of short-term and long-term performance goals;

     * to encourage ownership of our common stock through grants of stock options and restricted stock awards, not only to highly compensated executives, but also to management personnel throughout KNBT Bancorp, Keystone Nazareth Bank and our subsidiaries; and

     * to maintain compensation levels that are competitive with comparable financial institutions, particularly those operating in our primary market area.


                                                                         15


     Although the discussion below describes the methodology used to establish compensation levels in 2005, the process of evaluating and determining the most appropriate executive compensation structure is an ongoing matter and accordingly, the committee may determine to use the same or a different methodology to establish compensation levels in future years. In March 2005, the Executive Compensation Committee approved the engagement of an executive compensation specialist to assist with the 2005 compensation of the Chief Executive Officer and Chief Financial Officer.

Components of the Compensation Program

     Base Salary. The Executive Compensation Committee reviewed market data compiled on KNBT Bancorp's peer group which during the 2005 fiscal year consisted of 2004 executive compensation for a selected recently converted peer group and for a selected bank peer group to assess the competitiveness of the base salary of the Chief Executive Officer and Chief Financial Officer. The committee considered job performance and contribution to the successful operation of KNBT Bancorp by the Chief Executive Officer and Chief Financial Officer in determining any adjustment to the officer's salary.

     Incentive/Bonus Compensation. In June 2005, based on the recommendation of the Executive Compensation Committee, the Board of Directors adopted the Executive Annual Incentive Plan, subsequently amended and restated in September 2005. The Plan provides for annual cash bonuses to KNBT Bancorp's Chief Executive Officer and Chief Financial Officer and such other executive officers chosen by the Committee to be participants therein. For fiscal 2005, the participants in the Executive Annual Incentive Plan were the Chief Executive Officer and Chief Financial Officer. The Executive Compensation Committee may determine to include other members of senior executive management as participants as well. Under the terms of the Executive Annual Incentive Plan, the Executive Compensation Committee established a performance matrix for each participant which sets forth the quantitative measures used to determine the amount of a participant's possible bonus, the relative weight accorded each quantitative measure, the minimum and maximum amount of the participant's bonus as a percentage of his base salary as in effect at the beginning of the fiscal year with respect to each quantitative measure and the minimum threshold targets necessary to be achieved in order for any bonus to be awarded. For fiscal 2005, the Executive Compensation Committee established targets for the Chief Executive Officer and Chief Financial Officer based on KNBT Bancorp's (i) net income, as calculated in accordance with the terms of the Executive Annual Incentive Plan; (ii) efficiency ratio; and (iii) return on average equity. Under the terms of the targets for fiscal 2005, the relative weight accorded each of the targets was 60% for net income and 20% each for the efficiency ratio and return on average equity. In addition, the Executive Compensation Committee was permitted to require that unless the minimum threshold target for net income is achieved, no bonus will be paid even if one or both of the other targets were achieved. The amount of the cash bonus for each executive ranged from a minimum of 30% (if all the minimum threshold targets are achieved) to a maximum of 90% of the executive's 2005 base salary with a target bonus of 60% of base salary. In fiscal 2005, the targets were not met and only a minimal bonus was paid.

     Pursuant to the terms of the Executive Annual Incentive Plan, the Compensation Committee of the Board of Directors of KNBT Bancorp, which administers the Plan established performance targets for the annual cash bonuses for fiscal year 2006 to be earned by Scott V. Fainor and Eugene T. Sobol. The Executive Compensation Committee may also establish performance targets for other executive officers for fiscal year 2006.

     Equity Compensation. KNBT Bancorp's Stock Option Plan and Recognition and Retention Plan were approved by the shareholders at our 2004 Annual Meeting of Shareholders to provide for long-term


                                                                         16


incentive awards for executive officers in the form of restricted stock or stock option awards. Stock option awards have an exercise price equal to the fair market value of a share of stock on the date of the award and generally vest over a five year period for executive officers, eight years in the case of our Chief Executive Officer. In approving awards of stock options and restricted stock, the committee considered the performance of KNBT Bancorp, the value of such awards relative to the peer group and considered awards, if any, granted in prior years.

     Compensation of the President and Chief Executive Officer. In July 2005, in recognition of Mr. Fainor assuming various duties previously performed by Mr. Sobol as Chief Operating Officer, his annual base salary was increased by $2,500 per month. Prior to such interim adjustment, Mr. Fainor's annual salary was $365,000, an increase of 9.0% over his base salary for 2004. The salary adjustment for Mr. Fainor reflects an analysis of the salaries of the chief executive officers at peer group financial institutions, the significant contribution that the chief executive officer makes to the successful operations of KNBT Bancorp and the performance of Mr. Fainor in his position as President and Chief Executive Officer. Mr. Fainor's 2005 bonus of $21,900 was determined based on KNBT Bancorp's Executive Annual Incentive Plan's targets for 2005 financial performance. On January 24, 2005, Mr. Fainor was granted options covering 40,000 shares pursuant to the Stock Option Plan at an exercise price of $15.84 that vest ratably over an eight year period. No specific formula was used to establish Mr. Fainor's base salary for 2006 or the amount of his equity award in 2005.

Deductibility of Executive Compensation

     Under Section 162(m) of the Internal Revenue Code, publicly-held companies such as KNBT Bancorp are subject to a maximum income tax deduction of $1.0 million with respect to annual compensation paid to any one of the chief executive officer or the other officers appearing in the Summary Compensation Table above, with certain exceptions for qualified performance-based compensation. The committee's objective is to structure KNBT Bancorp's executive compensation plans to maximize the deductibility of executive compensation under the Internal Revenue Code. The Executive Compensation Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code.

               Members of the Executive Compensation Committee

               Jeffrey P. Feather, Chairman
               Michael J. Gausling           Kenneth R. Smith
               R. Chadwick Paul, Jr.         Richard Stevens, II















                                                                         17


 ___________________________________________________________________________
|                                                                           |
|                       REPORT OF THE AUDIT COMMITTEE                       |
|___________________________________________________________________________|

     The Audit Committee has reviewed and discussed KNBT Bancorp's audited financial statements with management. The Audit Committee has discussed with KNBT Bancorp's independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended by SAS No. 90,
"Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Grant Thornton LLP, the independent registered public accounting firm's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in KNBT Bancorp's Annual Report on Form 10-K for fiscal year 2005 for filing with the Securities and Exchange Commission.

     In addition, the functions of the KNBT Bancorp Audit Committee include the following:

       * selecting KNBT Bancorp's independent registered public accounting firm;

       * reviewing with management and KNBT Bancorp's independent registered public accounting firm the financial statements issued pursuant to federal regulatory requirements;

       * meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates;

       * assessing the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses;

       * assessing compliance with laws and regulations and overseeing the internal audit function; and

       * performing all additional duties assigned by the Board of Directors.

                       Members of the Audit Committee

               Michael J. Gausling, Chairman
               R. Chadwick Paul, Jr.              Richard Stevens, III
               R. Charles Stehly                  Maria Zumas Thulin







                                                                          18

 ___________________________________________________________________________
|                                                                           |
|                            PERFORMANCE GRAPH                              |
|___________________________________________________________________________|

     KNBT Bancorp completed its initial public offering on October 31, 2003, in connection with which it sold an aggregate of 20,201,188 shares of common stock at a price of $10.00 per share. The following graph represents $100 invested in our common stock at the $16.88 per share closing price of the common stock on the Nasdaq National Market on November 3, 2003, the date our common stock commenced trading on the Nasdaq. The graph demonstrates comparison of the cumulative total returns for the common stock of KNBT Bancorp, the Nasdaq Composite Index and the SNL Securities $1B-$5B Thrift Index for the periods indicated.









                           [Performance Graph]











                                                                       Period Ending
                                          ______________________________________________________________________
Index                                      11/03/03    12/31/03    06/30/04    12/31/04    06/30/05    12/31/05
______________________________________    __________  __________  __________  __________  __________  __________
KNBT Bancorp, Inc.....................    $100.00      $104.15     $ 99.24     $101.04     $ 90.90      $ 98.93
NASDAQ Composite......................     100.00       101.90      104.38      111.22      106.45       113.64
SNL $1B-$5B Thrift Index..............     100.00       103.07      101.45      116.81      113.93       115.79
KNBT Peer Group.......................     100.00       101.50      101.86      117.25      111.17       109.58
KNBT Recently-Converted Peer Group....     100.00        98.91       88.93       99.60       96.68       100.79

____________________

*    Source: SNL Financial LC
** Previously, we have used the SNL $1B-$5B Thrift Index for comparison. However, in view of the ongoing implementation of KNBT Bancorp's strategic plan to become more like a community bank and the use of certain peer groups for internal review purposes (see "Report of the Executive Compensation Committee - Components of the Compensation Program"), we believe that our selected peer group and recently-converted peer group are more appropriate indexes than the SNL $1B-$5B Thrift Index. The KNBT Peer Group consists of nine financial institutions that we measure our performance against while the KNBT Recently-Converted Peer Group consists of six institutions that converted to stock form from 2002 to 2004.



                                                                          19

 __________________________________________________________________________
|                                                                          |
|   BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS      |
|                           AND MANAGEMENT                                 |
|__________________________________________________________________________|

     The following table sets forth as of March 17, 2006, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of KNBT Bancorp, (c) certain executive officers of KNBT Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of KNBT Bancorp as a group.

                                                          Amount and Nature of Beneficial    Percent
                                                             Ownership as of March 17,       Common
Name of Beneficial Owner or Number of Persons in Group                 2006(1)               Stock
______________________________________________________    _______________________________  _________
Keystone Nazareth Charitable Foundation...............          1,561,095(2)                  5.2%
   90 Highland Avenue
   Bethlehem, Pennsylvania 18017
Wellington Management Company, LLP....................          1,675,400(3)                  5.6%
   75 State Street
   Boston, Massachusetts 02109

                                        Amount and Nature      Number of
                                          of Beneficial         Shares             Top        Percent of
Name of Beneficial Owner or              Ownership as of       Underlying       Beneficial      Common
Number of Persons in Group               March 17, 2006(1)     Stock Options     Ownership      Stock(20)
___________________________________    ___________________   _______________   ____________  ____________
Directors:
   Jeffrey P. Feather..............         330,757               6,500        337,257(4)(5)      1.2%
   Scott V. Fainor.................         124,625             354,169        478,794(6)         1.6
   Michael J. Gausling.............          27,000               6,500         33,500(4)(7)       *
   Donna D. Holton.................          71,091               6,500         77,591(4)(8)       *
   Thomas L. Kennedy...............         153,291                  --        153,291(9)          *
   Christian F. Martin, IV.........         155,520              11,961        167,481(10)         *
   R. Chadwick Paul, Jr............          56,360               6,500         62,860(4)(11)      *
   Charles J. Peischl..............           5,176              33,174         38,350             *
   Kenneth R. Smith................          70,000               6,500         76,500(4)(12)      *
   R. Charles Stehly...............          30,000               6,500         36,500(4)(13)      *
   Richard Stevens, III............          24,191              14,085         38,276             *
   Maria Z. Thulin.................          48,035              22,244         70,279(14)         *

Other Named Executive Officers:

   Eugene T. Sobol.................         146,186              43,500        189,686(4)(15)      *
   Sandra L. Bodnyk................          10,280               5,500         15,780(4)(16)      *
   David B. Kennedy................           5,807              11,500         17,307(17)         *
   Deborah R. Goldsmith............          18,974              11,500         30,474(4)(18)      *

All directors and executive officers
   of KNBT Bancorp and Keystone
   as a group (21 persons).........       1,307,728             583,441      1,891,169(19)        6.3%

_____________________

*    Represents less than 1% of our outstanding common stock.

                                        (Footnotes continue on following page.)

                                                                         20

_____________________

(1) Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Keystone Nazareth Charitable Foundation was formed in connection with the conversion of Keystone Savings Bank which was completed in October 2003. Under the terms of the approval from the Federal Deposit Insurance Corporation authorizing the establishment of the foundation, shares of our common stock owned by the foundation are required to be voted in the same ratio as all other shares of common stock on all proposals presented to shareholders for consideration. The foundation has sole dispositive power with respect to all the shares it holds.

(3) The information reported is based on an amended Schedule 13G, filed February 14, 2006, with the SEC by Wellington Management Company, LLP. Wellington Management Company, LLP has shared voting power with respect to 724,100 shares and shared dispositive power with respect to all of the shares reported in the table.

(4) Includes shares over which the directors or officers have voting power which have been granted pursuant to the 2004 Recognition and Retention Plan and are held in the associated trust, as follows:

     Name                                      Recognition Plan Trust
     _____________________________________   __________________________

     Jeffrey P. Feather...................             32,000
     Michael J. Gausling..................             16,000
     Donna D. Holton......................             16,000
     R. Chadwick Paul, Jr.................             24,000
     Kenneth R. Smith.....................             16,000
     R. Charles Stehly....................             20,000
     Eugene T. Sobol......................             80,000
     Sandra L. Bodnyk.....................              8,000
     Deborah R. Goldsmith.................             12,000

(5) Includes 233,757 shares held jointly with Mr. Feather's spouse, 50,000 shares held by Mr. Feather in his individual retirement account and 15,000 shares held as custodian for his son.

(6) Includes 17,656 shares held jointly with Mr. Fainor's spouse, 21,530 shares held by Mr. Fainor in his individual retirement account and 1,213 shares allocated to Mr. Fainor pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(7)  Includes 6,000 shares held jointly with Mr. Gausling's spouse.

(8)  Includes 55,091 shares held jointly with Ms. Holton's spouse.

(9) Includes 14,287 shares held by Mr. Kennedy's spouse, 18,710 shares held by Mr. Kennedy in his individual retirement account and 15,124 shares held by Mr. Kennedy in his profit sharing plan.

(10) Includes 17,346 shares held by Mr. Martin's spouse.

                                     (Footnotes continued on following page.)


                                                                         21

__________________________

(11) Includes 26,000 shares held jointly with Mr. Paul's spouse and 362 shares held by Mr. Paul's spouse as custodian for their children.

(12) Includes 54,000 shares held jointly with Mr. Smith's spouse.

(13) Includes 10,000 shares held jointly with Mr. Stehly's spouse.

(14) Includes 17,719 shares held jointly with Ms. Thulin's spouse, 521 shares held directly by Ms. Thulin's spouse, 11,184 shares held in trust for her children and 5,750 shares held in trust for her mother, for which Ms. Thulin is trustee.

(15) Includes 44,841 shares held jointly with Mr. Sobol's spouse and 1,345 shares allocated to Mr. Sobol's account pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(16) Includes 280 shares allocated to Ms. Bodnyk's account pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(17) Includes 300 shares held jointly with Mr. Kennedy's spouse, 4,541 shares held by Mr. Kennedy in his individual retirement account and 966 shares allocated to Mr. Kennedy's account pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(18) Includes 6,062 shares held jointly with Ms. Goldsmith's spouse and 912 shares allocated to Ms. Goldsmith's account pursuant to the KNBT Bancorp Employee Stock Ownership Plan.

(19) Includes 6,476 shares allocated to executive officers pursuant to the KNBT Bancorp Employee Stock Ownership Plan and an aggregate of 244,000 shares held in the Recognition Plan Trust which have been awarded to certain directors and executive officers.

(20) Percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of March 17, 2006, the voting record date, have been exercised.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors and persons who own more than 10% of KNBT Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. We know of no person who owns 10% or more of KNBT Bancorp's common stock.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

 __________________________________________________________________________
|                                                                          |
|            RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED         |
|                   PUBLIC ACCOUNTING FIRM (Proposal Two)                  |
|__________________________________________________________________________|

     The Audit Committee of the Board of Directors of KNBT Bancorp has appointed Grant Thornton LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2006, and further directed that the selection of Grant Thornton LLP be submitted for ratification by the shareholders at the annual meeting.


                                                                         22


     We have been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with KNBT Bancorp or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Grant Thornton LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as our independent registered public accounting firm, our Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the firm's independence. In addition to performing auditing services as well as reviewing KNBT Bancorp's public filings, our independent registered public accounting firm performed tax-related services, including the completion of KNBT Bancorp's corporate tax returns, in fiscal 2005 and 2004. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

   The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year
                        ending December 31, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered by Grant Thornton LLP in connection with the audit of KNBT Bancorp's consolidated financial statements for 2005 and for 2004, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during 2005 and 2004.

                                        Year Ended December 31,
                                     ____________________________
                                          2005           2004
                                     _____________   ____________

Audit fees (1).....................    $282,628        $329,738
Audit-related fees (2).............     174,131              --
Tax fees (3).......................      56,059          67,580
All other fees(4)..................          --          23,384
                                        _______         _______
    Total..........................    $512,818        $420,702
                                        =======         =======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Audit-related fees in 2005 consisted of fees incurred in connection with internal control reviews.

(3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(4) All other fees in 2004 consisted of a review of certain stock-based compensation plans.

     As provided in its charter, the Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to KNBT Bancorp. The Audit Committee also reviews and pre-approves all audit-related



                                                                         23


and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Grant Thornton LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission rules.

 __________________________________________________________________________
|                                                                          |
|            SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS         |
|                         WITH THE BOARD OF DIRECTORS                      |
|__________________________________________________________________________|

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of KNBT Bancorp relating to the next annual meeting of shareholders of KNBT Bancorp, which is currently expected to be held in May 2007, must be received at the principal executive offices of KNBT Bancorp, Inc., 90 Highland Avenue, Bethlehem, Pennsylvania 18017,
Attention: Michele A. Linsky, Corporate Secretary, no later than December 1, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in KNBT Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of KNBT Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 1, 2006. The notice must include the information required by Section 2.10 of our Bylaws.

     Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our 2007 Annual Meeting of Shareholders, this notice must be received by December 1, 2006. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of KNBT Bancorp's Bylaws. We did not receive any shareholder nominations with respect to this annual meeting.

     Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of KNBT Bancorp, Inc., c/o Michele A. Linsky, Corporate Secretary, 90 Highland Avenue, Bethlehem, Pennsylvania 18017.



                                                                         24

 __________________________________________________________________________
|                                                                          |
|                             ANNUAL REPORTS                               |
|__________________________________________________________________________|

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

     Upon receipt of a written request and a payment of a copying charge of ten cents per page we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Ms. Michele A. Linsky, Corporate Secretary, KNBT Bancorp, 90 Highland Avenue, Bethlehem, Pennsylvania 18017. A copy of the Annual Report on Form 10-K and exhibits is also available on our website at www.knbt.com.

 __________________________________________________________________________
|                                                                          |
|                              OTHER MATTERS                               |
|__________________________________________________________________________|

     Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by KNBT Bancorp. KNBT Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of KNBT Bancorp's common stock. In addition to solicitations by mail, directors, officers and employees of KNBT Bancorp may solicit proxies personally or by telephone without additional compensation.











                                                                         25


                              REVOCABLE PROXY
                             KNBT BANCORP, INC.

                       ANNUAL MEETING OF SHAREHOLDERS
                                May 4, 2006
                      9:00 a.m., Eastern Daylight Time

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors of KNBT Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of KNBT Bancorp, Inc. held of record by the undersigned on March 17, 2006 at the Annual Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center, located at 300 Gateway Drive, Bethlehem, Pennsylvania on May 4, 2006, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

                                   COMMON

          PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                  IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                   VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

                       *    FOLD AND DETACH HERE    *
-----------------------------------------------------------------------------


             KNBT BANCORP, INC. - ANNUAL MEETING, MAY 4, 2006

                           YOUR VOTE IS IMPORTANT!

                     You can vote in one of three ways:

1. Call toll free 1-866-287-9812 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                     or

2. Via the Internet at https://www.proxyvotenow.com/knbt and follow the instructions.

                                     or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


               PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS


                              REVOCABLE PROXY
                             KNBT BANCORP, INC.

                                                           Please mark
                                                           as indicated
                                                           in this example [X]

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

     FOR  [ ]            WITHHOLD ALL  [ ]         FOR ALL EXCEPT  [ ]

Nominees for three-year term expiring in 2009:
_____________________________________________

(01) Michael J. Gausling, (02) Donna D. Holton, (03) Richard Stevens III, and
(04) Maria Zumas Thulin

Instruction: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

______________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as KNBT Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     FOR  [ ]            AGAINST  [ ]          ABSTAIN   [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Grant Thornton LLP.

Mark here for address change and note change  [ ]
___________________
___________________
___________________

     Shares of KNBT Bancorp Common Stock will be voted as specified. Unless otherwise specified, this Proxy will be voted "FOR" the election of the nominees to the Board of Directors and for the ratification of the appointment of KNBT Bancorp's independent registered public accounting firm. If any other matter is properly presented at the annual meeting of shareholders, the Proxy will be voted in accordance with the judgment of the persons appointed as Proxies.

     A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope. Shares cannot be voted by the Proxies unless this Proxy Card is signed and returned.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                    _______________________
  Please be sure to date this proxy card and sign  |  Date                 |
              in the box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Shareholder sign above    ________ Co-holder (if any) sign above   ___|


 ______________________________________________________________________________
|                                                                              |
| ***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,|
|                     PLEASE READ THE INSTRUCTIONS BELOW***                    |
|______________________________________________________________________________|

------------------------------------------------------------------------------
          *    FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL    *


                          PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., May 4, 2006.

 ______________________________________    ___________________________________
|           Vote by Telephone          |  |          Vote by Internet         |
| Call Toll-Free on a Touch-Tone Phone |  |     Anytime prior to 3:00 A.M.,   |
|     Anytime prior to 3:00 A.M.,      |  |          May 4, 2006 go to        |
|     May 4, 2006: 1-866-287-9812      |  |  https://www.proxyvotenow.com/knbt|
|______________________________________|  |___________________________________|


            IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE
                         VOTING BY TELEPHONE OR INTERNET.



    PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                     OR BY MAIL, WILL BE THE VOTE COUNTED.

                            Your vote is important!



                               REVOCABLE PROXY
                              KNBT BANCORP, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS
                        ANNUAL MEETING OF SHAREHOLDERS
               May 4, 2006 - 9:00 a.m., Eastern Daylight Time

                                   COMMON

Please mark votes
as in this example [X]

The undersigned hereby appoints the Board of Directors of KNBT Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of KNBT Bancorp, Inc. held of record by the undersigned on March 17, 2006 at the Annual Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center, located at 300 Gateway Drive, Bethlehem, Pennsylvania on May 4, 2006, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

     FOR  [ ]            WITHHOLD ALL  [ ]         FOR ALL EXCEPT  [ ]

Nominees for three-year term expiring in 2009:
_____________________________________________

Michael J. Gausling, Donna D. Holton, Richard Stevens III, and Maria Zumas
Thulin

Instruction: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name in the space provided below.

___________________________________________

2,   PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as KNBT Bancorp's
independent registered public accounting firm for the fiscal year ending December 31, 2006.

     FOR  [ ]            AGAINST  [ ]          ABSTAIN   [ ]

3    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of the appointment of Grant Thornton LLP.

Shares of KNBT Bancorp Common Stock will be voted as specified. Unless otherwise specified, this Proxy will be voted "FOR" the election of the nominees to the Board of Directors and for the ratification of the appointment of KNBT Bancorp's independent registered public accounting firm. If any other matter is properly presented at the annual meeting of shareholders, the Proxy will be voted in accordance with the judgment of the persons appointed as Proxies.


A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope. Shares cannot be voted by the Proxies unless this Proxy Card is signed and returned.

                                                  _______________________
  Please be sure to date this Proxy and sign in  | Date                  |
                 the box below.                  |                       |
 ________________________________________________|_______________________|
|                                                                        |
|                                                                        |
|   Shareholder sign above            Co-holder (if any) sign above      |
|________________________________________________________________________|

------------------------------------------------------------------------------
  *  Detach above card, sign, date and return using the envelope provided. *

                              KNBT BANCORP, INC.
 _____________________________________________________________________________
|                                                                             |
| Please sign this proxy exactly as your name(s) appear(s) on this proxy. | | When signing in a representative capacity, please give title. When shares |
|                 are held jointly, only one holder need sign.                |
|                                                                             |
|  PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE     |
|                              ENCLOSED ENVELOPE.                             |
|                                                                             |
|_____________________________________________________________________________|


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________
________________________________________
________________________________________


                          VOTING INSTRUCTION CARD

                             KNBT BANCORP, INC.

                      ANNUAL MEETING OF SHAREHOLDERS
                                May 4, 2006
                     9:00 a.m., Eastern Daylight Time

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of KNBT Bancorp, Inc. to vote, as designated below, all the shares of common stock allocated pursuant to the ESOP to the undersigned as of March 17, 2006 at the Annual Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at
300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 4, 2006, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

                                  ESOP

      PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
             PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                  VOTE VIA THE INTERNET OR BY TELEPHONE.

     (Continued, and to be marked, dated and signed, on the other side)

                      *    FOLD AND DETACH HERE    *
------------------------------------------------------------------------------

             KNBT BANCORP, INC. - ANNUAL MEETING, MAY 4, 2006

                        YOUR VOTE IS IMPORTANT!

                  You can vote in one of three ways:

1. Call toll free 1-866-287-9812 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                    or

2. Via the Internet at https://www.proxyvotenow.com/knbt and follow the instructions.

                                    or

3. Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.


             PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS


                         VOTING INSTRUCTION CARD
                            KNBT BANCORP, INC.

                                                          Please mark
                                                          as indicated
                                                          in this example [X]

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

     FOR  [ ]            WITHHOLD ALL  [ ]         FOR ALL EXCEPT  [ ]

Nominees for three-year term expiring in 2009:    (01) Michael J. Gausling,
(02) Donna D. Holton, (03) Richard Stevens, III and (04) Maria Zumas Thulin

Instruction: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.
____________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as KNBT Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     FOR  [ ]            AGAINST  [ ]          ABSTAIN   [ ]

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     KNBT Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by KNBT Bancorp's Board of Directors.

Mark here for address change and note change     [ ]
     ___________________
     ___________________
     ___________________

     Please sign this voting instruction card exactly as your name(s) appear(s) on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                                                    _______________________
  Please be sure to date this card and sign in the | Date                  |
                     box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Participant sign above    ____________________________________________|

 _____________________________________________________________________________
|                                                                             |
|***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,|
|                     PLEASE READ THE INSTRUCTIONS BELOW***                   |
|_____________________________________________________________________________|


------------------------------------------------------------------------------
            *    FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL   *


                             VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.   By Mail (traditional method); or
2.   By Telephone (using a Touch-Tone Phone); or
3.   By Internet.

Your telephone or Internet vote authorizes the trustee of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., April 27, 2006. If you are voting by mail, your vote must be received by April 27, 2006.

 ______________________________________    ___________________________________
|           Vote by Telephone          |  |         Vote by Internet          |
|  Call Toll-Free on a Touch-Tone Phone|  |    Anytime prior to 3:00 A.M.,    |
|     Anytime prior to 3:00 A.M.,      |  |        April 27, 2006 go to       |
|   April 27, 2006: 1-866-287-9812     |  |  https://www.proxyvotenow.com/knbt|
|______________________________________|  |___________________________________|


             IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION
                CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

    PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
                      OR BY MAIL, WILL BE THE VOTE COUNTED.


                           Your vote is important!


                   [Insert KNBT Bancorp, Inc. Letterhead]






                                                               March 31, 2006


To:  Participants in the KNBT Bancorp, Inc.
     Employee Stock Ownership Plan


     As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming 2006 Annual Meeting of Shareholders of KNBT Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of KNBT Bancorp, Inc., allocated to you pursuant to the Employee Stock Ownership Plan
(ESOP), will be voted.

     Provided with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders, a voting instruction ballot, which will permit you to vote the shares allocated to you and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by telephone or by the Internet using the instructions on the enclosed voting instruction card OR by marking, dating, signing and returning the voting instruction card in the enclosed envelope promptly, but no later than Thursday, April 27, 2006 in order that the Plan Administrator will certify the totals to the Trustees of the ESOP for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of KNBT Bancorp, Inc. If your voting instructions for the shares held in the ESOP are not received, the shares generally will not be voted by the Trustees. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that these materials relate only to those shares which have been granted to you under the ESOP. You may receive other voting material for those shares owned by you individually or through other plans.

                                        Sincerely,


                                        /s/ Scott V. Fainor
                                        Scott V. Fainor
                                        President and Chief Executive Officer



[X]   Please Mark Votes
      As In This Example



                         VOTING INSTRUCTION BALLOT
                             KNBT BANCORP, INC.

                                   RRP

           THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS
                      ANNUAL MEETING OF SHAREHOLDERS
                                May 4, 2006
                     9:00 a.m., Eastern Daylight Time

     The undersigned hereby instructs the Trustees of the 2004 Recognition and Retention Plan of KNBT Bancorp, Inc. to vote, as designated below, all the shares of common stock granted pursuant to the Recognition Plan to the undersigned and held in the Recognition Plan Trust as of March 17, 2006 at the Annual Meeting of Shareholders to be held in the Franklin Room at the Best Western Lehigh Valley Hotel & Conference Center located at 300 Gateway Drive, Bethlehem, Pennsylvania, on Thursday, May 4, 2006, at 9:00 a.m., Eastern Daylight Time, or at any adjournment thereof.

1. THE ELECTION as directors of all nominees listed (except as marked to the contrary below):

     FOR  [ ]            WITHHOLD ALL  [ ]         FOR ALL EXCEPT  [ ]

Nominees for three-year term expiring in 2009:
_____________________________________________

Michael J. Gausling, Donna D. Holton, Richard Stevens III, and Maria Zumas
Thulin

Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee(s') name in the space provided below.

___________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as KNBT Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2006.

     FOR  [ ]            AGAINST  [ ]          ABSTAIN   [ ]

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

     KNBT Bancorp's Board of Directors recommends that you vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by KNBT Bancorp's Board of Directors.


                                                    _______________________
  Please be sure to date this Card and sign in the | Date                  |
                     box below.                    |                       |
 __________________________________________________|_______________________|
|                                                                          |
|                                                                          |
|___ Participant sign above    ____________________________________________|

-------------------------------------------------------------------------------
 *   Detach above card, sign, date and return using the envelope provided.  *



                              KNBT BANCORP, INC.

 ___________________________________________________________________________
|                                                                           |
|          PLEASE COMPLETE, DATE, SIGN THIS CARD EXACTLY AS YOUR NAME       |
|         APPEARS AND MAIL THIS CARD PROMPTLY IN THE ENCLOSED ENVELOPE.     |
| __________________________________________________________________________|

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

_________________________

_________________________

_________________________


                   [Insert KNBT Bancorp, Inc. Letterhead]




                                                               March 31, 2006


To:  Participants in the KNBT Bancorp, Inc.
     2004 Recognition and Retention Plan

     As described in the attached materials, your voting instructions are being solicited in connection with the proposals to be considered at KNBT Bancorp, Inc.'s upcoming 2006 Annual Meeting of Shareholders to be held on May 4, 2006. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of KNBT Bancorp, Inc., granted to you under the 2004 Recognition and Retention Plan, will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders, a voting instruction card, which will permit you to vote the shares granted to you and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction card to Michele A. Linsky, Corporate Secretary, in the accompanying envelope.

     We urge each of you to vote, as a means of participating in the governance of the affairs of KNBT Bancorp, Inc. If your voting instructions for the Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plan as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You may receive other voting material for those shares owned by you individually or through other plans.

                                        Sincerely,


                                        /s/ Scott V. Fainor
                                        Scott V. Fainor
                                        President and Chief Executive Officer